Exhibit 10(j)

                                                                 [WACHOVIA LOGO]

This instrument was prepared and is to be returned to Benton D. Williamson; whose address is Haynsworth Sinkler Boyd, P.A., P.O. Box 11889, Columbia, South Carolina 29211-1889.

                SECOND MASTER AMENDMENT TO COLLATERAL ASSIGNMENTS
                                  ("Agreement")

STATE OF SOUTH CAROLINA    )
                           )
COUNTY OF BEAUFORT         )


                  THIS SECOND MASTER AMENDMENT TO COLLATERAL ASSIGNMENT, made as of the 31st day of October, 2002 by and among WACHOVIA BANK, N.A. (formerly known as WACHOVIA BANK OF SOUTH CAROLINA, N.A. and formerly known as THE SOUTH CAROLINA NATIONAL BANK) (the "Lender"), whose address is Post Office Box 700, Charleston, South Carolina 29401, Attention: Real Estate Lending, and SEA PINES ASSOCIATES, INC. and SEA PINES COMPANY, INC. (collectively, the "Borrower").

                                   WITNESSETH:

                  WHEREAS, the Borrower has made and issued certain notes as follows:

                  1. That certain Second Amended and Restated Term Note of the date hereof evidencing an indebtedness of FIFTEEN MILLION, NINE HUNDRED THIRTY-NINE THOUSAND, SEVEN HUNDRED FIFTY-EIGHT and NO/100 DOLLARS ($15,939,758.00); and

                  2. That certain Second Amended and Restated Seasonal Line of Credit Note of the date hereof evidencing an indebtedness of FOUR MILLION, FIVE HUNDRED THOUSAND and NO/100 DOLLARS ($4,500,000.00); and

                  3. That certain Second Amended and Restated Revolving Line of Credit Note of the date hereof evidencing an indebtedness of EIGHTEEN MILLION, THREE HUNDRED THOUSAND and NO/100 DOLLARS ($18,300,000.00);

which notes, as amended and restated, are collectively referred to herein as the "Notes" and are made a part hereof by reference as if fully set out herein verbatim; and

                  WHEREAS, to partially secure the Notes, the Borrower executed and delivered assignments to the Lender as described below which were recorded in the RMC Office or Clerk of Court, as appropriate (the "Registry") for Beaufort County as indicated:

                  1. Assignment of Permits and Licenses dated November 17, 1987 as recorded in Deed Book 490 at Page 880 and ORB 659 at Page 1833 as amended October 15, 1993; and

                  2. Collateral Assignment of Contracts dated November 17, 1987 as recorded in Deed Book 490 at Page 887 and ORB 659 at Page 1814 as amended October 15, 1993; and

                  3. Assignment of Tournament Contracts and Agreements dated November 17, 1987 as recorded in Deed Book 490 at Page 873 and ORB 659 at Page 1826 as amended October 15, 1993; and

                  4. Assignment of Rents, Leases and Profits dated November 17, 1987 as recorded in Lease Book 18 at Page 302 and ORB 659 at Page 1779 as amended October 15, 1993; and

                  5. Stock Pledge with Voting Power dated November 17, 1987 as recorded in ORB 659 at Page 1794 as amended October 15, 1993; and

                  6. Collateral Assignment of Rights and Easements dated November 17, 1987 as recorded in Deed Book 490 at Page 897 and ORB 659 at Page 1807 as amended October 15, 1993; and

                  7. Collateral Assignment of Trademarks, Trade Names, Intangibles and Proprietary Rights dated November 17, 1987 as recorded in Deed Book 490 at Page 946 and ORB 659 at Page 1800 as amended October 15, 1993; and

                  8. Security Agreement dated November 17, 1987 as recorded in ORB 659 at Page 1821 as amended October 15, 1993; and

                  9. Collateral Assignment of Leases and Rents dated January 17, 1992 as recorded in Mortgage Book 499 at Page 1020; and

                  10. Collateral Assignment of Hotel Unit Density Rights dated April 18, 1988 as recorded in Mortgage Book 418 at Page 2339;

which assignments, as heretofore amended as described above and otherwise are herein referred to as "Assignments;" and

                  WHEREAS, Borrower and Lender have entered into a Amended and Restated Master Credit Agreement dated the same date hereof (the "Amended and Restated Master Credit Agreement"); and

                  WHEREAS, the Borrower and Lender desire to re-establish, re-state and modify the Facilities as defined in the Amended and Restated Master Credit Agreement; and

                  WHEREAS, the Borrower and Lender have agreed to make certain modifications to the Assignments in order to secure, cross-collateralize and cross-default all Obligations under the Amended and Restated Master Credit Agreement; and

                  WHEREAS, the Borrower and Lender have established uniform agreements, obligations, covenants and other matters for such Obligations, whether now existing or hereinafter arising, owed to the Lender; and

                  WHEREAS, the Lender, as holder and owner of the Assignments, and the Borrower mutually desire to modify and amend the provisions of the same in the manner hereinafter set out, it being specifically understood that except as herein modified and amended, the terms and provisions of the Assignments shall remain unchanged and continue in full force and effect as therein written;

                  NOW, THEREFORE, the Lender and the Borrower, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants contained herein do hereby agree that the Assignments should be, and the same hereby are modified and amended as follows:

                  1. The provisions of the Notes and the Amended and Restated Master Credit Agreement, are incorporated in the Assignments as fully as if set out therein verbatim.

                  2. Notwithstanding anything to the contrary contained in the Notes and Assignments, and any amendments thereto, the Assignments shall be amended to include as additional Events of Default the following:

                           a.       the occurrence of an Event of Default under
the Amended and Restated Master Credit Agreement, or

                           b.       a default by the Borrower on any of the
Obligations as defined in the Amended and Restated Master Credit Agreement.

                  3. Notwithstanding anything to the contrary contained in the Assignments, and any amendments thereto, the Assignments shall be amended so as to secure, in addition to all items secured currently, amounts owing under the Obligations and the performance of all Obligations as defined in the Amended and Restated Master Credit Agreement.

                  4. Any reference contained in the Assignments, as amended herein, to the "Credit Agreement," the "Revolving Credit Agreement," the "1987 Credit Agreement" or any other loan or credit agreement shall hereinafter be deemed to be a reference to the Amended and Restated Master Credit Agreement.

                  5. Each of the Assignments is amended so as to include, and the Borrower hereby grants, a lien and security interest in and to, the following property to secure the Obligations:

         (1) All Licenses, Contracts, Leases, Rents, the Assignment of Rights, Intangibles and Collateral, all as defined in the Assignments and any other property assigned pursuant to such Assignments, including, without limitation, all of the Borrower's contract rights with respect to any contracts related to professional golf or tennis tournaments, and any and all replacements of such property; and

         (2) All licenses, permits, contract or other rights, leases, rents, intangibles, trade names, patents, and trademarks pertaining to or connected with the Secured Properties, as defined in the Amended and Restated Master Credit Agreement, whether acquired by the Borrower since execution of the Assignments or hereafter acquired; and

         (3) All proceeds, products, replacements, additions, substitutions, renewals and accessions of any of the foregoing.

                  6. Any reference contained in the Notes or Assignments, as amended herein, to the Assignments shall hereinafter be deemed to be a reference to such document as amended hereby. In amplification thereof, the Assignments, as amended hereby, shall secure the Obligations including, without limitation, the Notes, and any further modifications, renewals or extensions thereof.

                  IT IS MUTUALLY AGREED by and between the parties hereto that this Agreement shall become a part of the Assignments by reference and that nothing herein contained shall (i) impair the security now held for the indebtedness endorsed by the Notes, (ii) waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Assignments except as herein amended, or (iii) affect or impair any rights, powers or remedies under the Assignments as hereby amended. Furthermore, the Lender does hereby reserve all rights and remedies it may have as against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Notes.

         The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security interest given by any of the Assignments, each of which shall retain its priority as originally filed for record. Borrower expressly agrees that the Assignments remain in full force and effect.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina without regard to principles of conflict of laws.

                  This Agreement shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

                  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.

                  IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:

                                     LENDER:

/s/ Donna M. Bucci                WACHOVIA BANK, N.A.
------------------
(Witness)
                                     By:  /s/ R. Ross Campbell, Jr.
                                          -------------------------
/s/ Elisabeth Peavy                           Its:  Vice President
-------------------                                 --------------
(Witness)



                                    BORROWER:

/s/ Steven P. Birdwell               SEA PINES ASSOCIATES, INC.
----------------------
(Witness)
                                     By:  /s/ Michael E. Lawrence
                                          -------------------------
/s/ Connie Smith                              Its:  Chief Executive Officer
----------------                                    -----------------------
 (Witness)
                                                                (CORPORATE SEAL)


/s/ Steven P. Birdwell               SEA PINES COMPANY, INC.
----------------------
(Witness)
                                     By:  /s/ Michael E. Lawrence
                                          -------------------------
                                              Its:  President
                                                    ---------
/s/ Connie Smith
----------------
(Witness)                                                       (CORPORATE SEAL)

STATE OF SOUTH CAROLINA
                                     PROBATE
COUNTY OF BEAUFORT

PERSONALLY appeared before me the undersigned witness, who, being duly sworn, says that (s)he saw Michael E. Lawrence, Chief Executive Officer of Sea Pines Associates, Inc. sign the foregoing instrument, and that (s)he with the other witness named above witnessed the execution and delivery thereof as the act and deed of the said corporation.

                                     /s/ Connie Smith
                                     ----------------
                                     (Signature of Witness)

SWORN to before me this 20th
day of November, 2002.

/s/ Marion Dennis
-----------------
Notary Public,
State of South Carolina
My commission expires:  March 9, 2004

[Notarial Seal]




STATE OF SOUTH CAROLINA
                                     PROBATE
COUNTY OF BEAUFORT

PERSONALLY appeared before me the undersigned witness, who, being duly sworn, says that (s)he saw Ross Campbell, Senior Vice President of Wachovia Bank, N.A., sign the foregoing instrument, and that (s)he with the other witness named above witnessed the execution and delivery thereof as the act and deed of the said Wachovia Bank, N.A.

                                     /s/ Donna M. Bucci
                                     ------------------
                                     (Signature of Witness)

SWORN to before me this 25th
day of October, 2002.

/s/ Elisabeth Peavy
-------------------
Notary Public,
State of South Carolina
My commission expires:  June 24, 2006

[Notarial Seal]

STATE OF SOUTH CAROLINA
                                     PROBATE
COUNTY OF BEAUFORT

PERSONALLY appeared before me the undersigned witness, who, being duly sworn, says that (s)he saw Michael E. Lawrence, President of Sea Pines Company, Inc. sign the foregoing instrument, and that (s)he with the other witness named above witnessed the execution and delivery thereof as the act and deed of the said corporation.

                                     /s/ Connie Smith
                                     ----------------
                                     (Signature of Witness)

SWORN to before me this 20th
day of November, 2002.

/s/ Marion Dennis
-----------------
Notary Public,
State of South Carolina
My commission expires:  March 9, 2004

[Notarial Seal]